UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2026

MANHATTAN ASSOCIATES, INC.

(Exact name of Registrant as Specified in Its Charter)

Georgia	0-23999	58-2373424
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 Windy Ridge Parkway Tenth Floor
Atlanta, Georgia		30339
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (770) 955-7070

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	MANH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of the First Amendment to Manhattan Associates, Inc. 2020 Equity Incentive Plan

On March 20, 2026, the Board of Directors of Manhattan Associates, Inc., a Georgia corporation (the “Company”), adopted the First Amendment (the “First Amendment”) to the Manhattan Associates, Inc. 2020 Equity Incentive Plan (the “Plan”), subject to shareholder approval. The shareholders of the Company approved the First Amendment at the Company’s 2026 Annual Meeting of Shareholders on May 14, 2026. Among other things, the First Amendment increases the number of shares of common stock issuable under the Plan by an additional 3,000,000 shares and extends the term of the Plan to March 20, 2036. The Company included a description of the material terms of the First Amendment and the Plan, as amended thereby, in its Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 2, 2026 (the “Proxy Statement”) and incorporates it by reference. The descriptions of the First Amendment and the Plan contained in this report and in the Proxy Statement are qualified in their entirety by reference to the full text of the Plan and the First Amendment, which are filed as Exhibits 10.1 and 10.2 to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
10.1

Manhattan Associates, Inc. 2020 Equity Incentive Plan (incorporated by reference to Annex A to the Company’s Definitive Proxy Statement related to its 2020 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 30, 2020 (Commission File No. 000-23999))

10.2

First Amendment to Manhattan Associates, Inc. 2020 Equity Incentive Plan (incorporated by reference to Appendix A to the Company's Definitive Proxy Statement related to its 2026 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 2, 2026 (Commission File No. 00-23999)).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Manhattan Associates, Inc.

Date:	May 20, 2026	By:	/s/ Bruce S. Richards
Senior Vice President, Chief Legal Officer and Secretary